                                                Exhibit 10.12

                               Nathan A. Chapman, Jr.
                         The World Trade Center--Baltimore
                                     28th Floor
                               401 East Pratt Street
                                Baltimore, MD  21201


                              December 29, 1997


Chapman Holdings, Inc.
The Chapman Co.
The World Trade Center--Baltimore
28th Floor
401 East Pratt Street
Baltimore, MD  21201

     Re:  Chapman Holdings, Inc.
          Corporate Separation Lock-up Agreement
          --------------------------------------

Ladies and Gentlemen:

          In connection with efforts to raise capital for the business operations of The Chapman Co., a Maryland corporation ("CCO") and Chapman Capital Management, Inc., a Washington, DC corporation ("CCM"): (i) CCO and its parent, Chapman Holdings, Inc., a Maryland corporation ("CHI") entered into a merger transaction (the "Merger") effective December 29, 1997, pursuant to a plan of merger (the "Plan") and articles of merger approved by the Board of Directors and stockholders of CHI whereby the former stockholders of CCO became stockholders of CHI and CCO became a wholly-owned subsidiary of CHI; (ii) effective January 8, 1998, CCO transferred the outstanding shares of its wholly-owned subsidiaries CCM and The Chapman Insurance Agency Incorporated, a Maryland corporation ("CIA") to two newly-formed, wholly-owned Maryland corporation subsidiaries of CCO, Chapman Capital Holdings, Inc. ("CCH") and Chapman Insurance Holdings, Inc. ("CIH"); (iii) CHI currently intends to undertake an initial public offering of its equity securities (the "IPO"); (iv) immediately prior to the closing of the IPO, CCO currently intends to distribute all of the outstanding shares of common stock, par value $0.001 per share, of CCH ("Common Stock of CCH") and common stock, par value $0.001 per share, of CIH ("Common Stock of CIH") to CHI; and (v) immediately upon the receipt of the shares of Common Stock of CCH and CIH by CHI, CHI currently intends to distribute one share of Common Stock of CIH and one

Chapman Holdings, Inc.
The Chapman Co.
December 29, 1997
Page 2


share of Common Stock of CCH to each CHI stockholder for each share of common stock, par value $0.001 per share, of CHI ("Common Stock of CHI") held by such CHI stockholder as of the record date for such distribution as set by the Board of Directors of CHI (the transactions set forth in subparagraphs (iv) and (v) are hereinafter referred to as the "Separation"). The Separation is intended to be a tax-free spin-off transaction pursuant to Section 355 of the Internal Revenue Code. Each of the transactions set forth above is more fully described in The Chapman Co. Information Statement dated December 23, 1997 (the "Information Statement").

          The undersigned understands, as set forth in the Plan and the Information Statement, that the tax-free nature of the Separation may be threatened by any transfer of shares of Common Stock of CHI received by the former stockholders of CCO in the Merger (the "Shares") prior to June 28, 1999. Accordingly, in order to facilitate the consummation of the Separation and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of CHI, the undersigned will not (i) directly or indirectly, offer, sell, pledge, contract to sell, grant any option to purchase or otherwise dispose of any of the Shares beneficially owned or otherwise held by the undersigned (including, without limitation, Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock of CHI which may be issued upon exercise of a stock option or warrant) or any securities convertible into, derivative of or exercisable or exchangeable for such Common Stock of CHI for a period commencing on December 29, 1997 and ending on June 28, 1999; and (ii) notwithstanding clause (i) above, until June 28, 1999, directly or indirectly, sell short any equity securities of CHI.

          The undersigned agrees that CHI may, and that the undersigned will, with respect to any of the Shares for which the undersigned is the record holder, cause the transfer agent for CHI to note stop transfer instructions with respect to the Shares on the transfer books and records of CHI.

Chapman Holdings, Inc.
The Chapman Co.
December 29, 1997
Page 3


          The undersigned understands that CHI and CCO will proceed with the Separation in reliance on this agreement. This agreement shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of Maryland.

          The undersigned understands that CHI and CCO will proceed with the Separation in reliance on this agreement and that nothing in this agreement obligates CHI or CCO to proceed with the Separation. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the estate, heirs, personal representatives, successors and assigns of the undersigned.

                              Very truly yours,



                              /S/ NATHAN A. CHAPMAN, JR.
                              --------------------------
                              Signature of Stockholder



                              Nathan A. Chapman, Jr.
                              ---------------------------
                              Printed Name of Stockholder